This is filed pursuant to Rule 497(e).
File Nos. 811-6068

--------------------------------------------------------------------------------

AllianceBernstein
Fixed-Income Shares


o    Prime STIF Portfolio
o    Government STIF Portfolio


Prospectus

November 3, 2006


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Table of Contents
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                                                                            Page


SUMMARY INFORMATION......................................................     1

RISKS SUMMARY............................................................     5

FEES AND EXPENSES OF THE PORTFOLIOS......................................     6

INVESTING IN THE PORTFOLIOS..............................................     7

         How to Buy Shares...............................................     7

         How to Sell Shares..............................................     7

         Frequent Purchases and Redemptions of Portfolio Shares..........     7

         How the Portfolios Value Their Shares...........................     8

MANAGEMENT OF THE PORTFOLIOS.............................................     9

DIVIDENDS, DISTRIBUTIONS AND TAXES.......................................    12

GENERAL INFORMATION......................................................    13

FINANCIAL HIGHLIGHTS.....................................................    14

SUMMARY INFORMATION

This Prospectus begins with a summary of key information about the Prime STIF and Government STIF Portfolios of AllianceBernstein(R) Fixed-Income Shares. The Portfolios are offered exclusively to institutional clients of the Adviser, including the mutual funds managed by the Adviser ("AllianceBernstein mutual funds"). The Summary describes the Portfolios' objectives, investment strategies, principal risks, and fees. You will find additional information about the Portfolios and their investments after this Summary.


     ----------------------------------------------------------------------
                                   PLEASE NOTE

     A Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

     As with all  investments,  you may  lose  money  by  investing  in the
     Portfolios.
     ----------------------------------------------------------------------


     ----------------------------------------------------------------------
                     ANOTHER IMPORTANT THING FOR YOU TO NOTE

     An investment in a Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Portfolio.
     ----------------------------------------------------------------------


Risk

     ----------------------------------------------------------------------
                             WHY IS RISK IMPORTANT?

     You should consider risk carefully when investing in a Portfolio. As money market funds, the Portfolios have very low risk, but typically have a lower return than a riskier investment. In other words, you would get a higher return if your investments have more risk.

     We have included a graphic for a Portfolio that shows the Portfolio's risk profile as compared to our other funds. A fund whose performance does not vary significantly from year-to-year is a lower-risk investment. Conversely, a fund with a higher variability of returns is a riskier investment.
     ----------------------------------------------------------------------


This Summary lists the principal risks for a Portfolio followed by an explanation of these risks. Generally, the Portfolios have broad risks that apply to all funds, such as market risk, interest rate risk, and credit risk.


     ----------------------------------------------------------------------
                              WHAT IS MARKET RISK?

     Market risk is the risk that factors affecting the securities market generally will cause a possibly adverse change in the value of the securities owned by the Portfolio. The value of securities may decline simply because of economic changes or other events that impact large portions of the market. The factors include real or perceived unfavorable market conditions, increases in the rate of inflation, and changes in the general outlook for consumer spending, home sales and mortgage rates, or corporate earnings.
     ----------------------------------------------------------------------


     ----------------------------------------------------------------------
                           WHAT IS INTEREST RATE RISK?

     Changes in interest rates affect the yield and value of fixed-income securities. If interest rates rise, the prices of these securities fall because to earn the higher rate the fixed principal amount has to be lower. In other words, fixed-income securities' prices and interest rates move in opposite directions. Increases in interest rates will cause a Portfolio's net asset value to decline and, at least in the near term, this decrease in value will not be offset by higher interest income from new investments. This risk is higher for fixed-income securities with longer maturities. The opposite side of the effect of changes in interest rates is that if interest rates fall, the prices of fixed-income securities will increase. Because a Portfolio invests only in short-term fixed-income securities and seeks to maintain a stable net asset value of $1.00, it is unlikely that changes in interest rates will affect the value of your investment.
     ----------------------------------------------------------------------


     ----------------------------------------------------------------------
                              WHAT IS CREDIT RISK?

     The issuers of fixed-income securities may default by failing to make interest payments or to repay principal in a timely manner. This is referred to as credit risk. To illustrate, credit risk is virtually non-existent for securities issued by the U.S. government. A Portfolio's exposure to credit risk is low because it invests solely in highly-rated fixed-income securities.
     ----------------------------------------------------------------------


General

     o The Portfolios' investment adviser is AllianceBernstein L.P., or the Adviser, a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 120 mutual funds.

     o References to "net assets" mean the assets of a Portfolio after liabilities, plus any borrowings used for investment purposes. In other words, net assets reflect the value of a Portfolio's investments.

The Portfolios
--------------------------------------------------------------------------------

OBJECTIVE AND PRINCIPAL STRATEGIES:

The investment objective of each Portfolio is maximum current income to the extent consistent with safety of principal and liquidity.

The Portfolios are "money market funds" that seek to maintain a stable net asset value of $1.00 per share. Each Portfolio pursues its objective by investing in a portfolio of high-quality, U.S. dollar-denominated money market securities.

As money market funds, the Portfolios must meet the requirements of Securities and Exchange Commission ("Commission") Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity and diversification of each Portfolio's investments. Currently, under Rule 2a-7, a Portfolio's investments must have a remaining maturity of no more than 397 days and its investments must maintain an average weighted maturity that does not exceed 90 days.

Prime STIF Portfolio

[GRAPHIC OMITTED]

The Prime STIF Portfolio pursues its objective by maintaining a portfolio of high-quality money market securities. The Portfolio invests primarily in the following securities:

     o marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     o certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks or savings and loan associations (including foreign branches of U.S. banks and U.S. or foreign branches of foreign banks) having total assets of more than $500 million;

     o high-quality commercial paper (or if not rated, commercial paper determined by the Adviser to be of comparable quality) issued by U.S. or foreign companies and participation interests in loans made to companies that issue such commercial paper;

     o    adjustable rate obligations;

     o    asset-backed securities;

     o    restricted   securities   (i.e.,   securities   subject  to  legal  or
          contractual restrictions on resale); and

     o    repurchase agreements that are fully collateralized.

The Prime STIF Portfolio may invest up to 25% of its net assets in money market instruments issued by foreign branches of foreign banks. The Portfolio limits its investments in illiquid securities to 10% of its net assets. Illiquid securities include restricted securities, except restricted securities determined by the Adviser to be liquid in accordance with procedures adopted by the Fund's Board of Directors.

Government STIF Portfolio

[GRAPHIC OMITTED]

The Government STIF Portfolio invests at least 80% and normally substantially all of its net assets in marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (which may bear adjustable rates of interest). This policy may not be changed without 60 days' prior written notice to shareholders. In addition, the Portfolio invests in the following securities:

     o repurchase agreements related to marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and

     o    when-issued securities.

Certain of the Portfolio's investments, although classified as U.S. Government securities, are not guaranteed or insured by the U.S. Treasury. These securities include securities issued by the Federal Home Loan Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

PRINCIPAL RISKS:

     --------------------------------   -----------------------------------
     o    Interest Rate Risk            o    Credit Risk
     --------------------------------   -----------------------------------

Please see "Risk Summary" for a description of these and other risks of investing in a Portfolio.

Performance

There is no bar chart or performance table for the Portfolios because they have not completed a full calendar year of operations.

RISKS SUMMARY
--------------------------------------------------------------------------------

INTEREST RATE RISK

Changes in interest rates will affect the yield and value of a Portfolio's investments in fixed-income securities. When interest rates rise, the value of a fund's investments tends to fall and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is generally greater for funds that invest in fixed-income securities with longer maturities or durations. Because a Portfolio invests in securities with short maturities and seeks to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase or decrease in interest rates would change the value of an investment in a Portfolio.

CREDIT RISK

Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). A Portfolio invests in highly-rated securities to minimize credit risk.

FOREIGN RISK

The Prime STIF Portfolio's investments in U.S. dollar-denominated obligations (or credit and liquidity enhancements) of foreign banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and commercial paper of foreign companies may be subject to foreign risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation or confiscatory taxation, political changes or diplomatic developments that could adversely affect the Portfolio's investments.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous time or price.

MANAGEMENT RISK

A Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no guarantee that its decisions will produce the desired results.

FEES AND EXPENSES OF THE PORTFOLIOS
--------------------------------------------------------------------------------

     ----------------------------------------------------------------------
                 WHY ARE PORTFOLIO FEES AND EXPENSES IMPORTANT?

     Fees and expenses reduce the investment performance of a Portfolio. The information provided below is intended to help you understand what these fees and expenses are and provide examples of the dollar amount of these costs to help you make comparisons with other portfolios. You pay fees and expenses indirectly because they are deducted from a Portfolio's assets and reduce the value of your shares. These fees include management fees and operating expenses.
     ----------------------------------------------------------------------


SHAREHOLDER FEES (fees paid directly from your investment)    None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets)

                                          ANNUAL PORTFOLIO OPERATING EXPENSES
                                        ---------------------------------------
                                           Prime    Government
                                           STIF        STIF
                                        ----------  -----------
Management Fees.........................   0.00%       0.00%
Other Expenses:*........................
         Transfer Agent.................   0.01%       0.01%
         Other Expenses.................   0.06%       0.06%
                                        ----------  -----------
Total Other Expenses....................   0.07%       0.07%
                                        ==========  ===========

----------
* "Other Expenses" are based on estimated amounts for the current fiscal year.


EXAMPLES+

The Examples are to help you compare the cost of investing in a Portfolio with the cost of investing in other portfolios. They assume that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that a Portfolio's operating expenses stay the same, and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                                           Prime    Government
                                           STIF        STIF
                                        ----------  -----------
1 Year..................................   $  7        $  7
3 Years.................................   $ 23        $ 23

----------
+    Based on estimated expenses.

INVESTING IN THE PORTFOLIOS
--------------------------------------------------------------------------------

How To Buy Shares

Shares of the Portfolios are offered exclusively to institutional clients of the Adviser, including the AllianceBernstein mutual funds. Each Portfolio will be used, among other purposes, as a sweep vehicle for daily available cash balances of such clients.

Other Purchase Information

Purchases of a Portfolio's shares will be made only in full shares. The Portfolios may refuse any order to purchase shares. Each Portfolio reserves the right to suspend the sale of its shares in response to conditions in the securities markets or for other reasons.

     Minimum Investment

Clients may purchase shares of a Portfolio if they invest at least $25,000 ("Minimum Investment"), except that the Minimum Investment requirement does not apply to any AllianceBernstein mutual fund that invests in the Portfolios. The Minimum Investment may be made over a 60-day period following an initial investment of less than the Minimum Investment. For these situations, the Fund requests that a client confirm to the Adviser that the client intends to invest at least $25,000 in shares of a Portfolio within 60 days. If a client fails to invest the Minimum Investment over the 60-day period, the Adviser may redeem the client's shares.

There is no subsequent minimum investment required to maintain your account.

How To Sell Shares

Investors may "redeem" shares on any day the New York Stock Exchange ("Exchange") is open. Redemption requests for Portfolio shares are effected at the next-determined net asset value ("NAV"), after the Portfolio receives your sales request in proper form. A redemption request received prior to 4:00 p.m., Eastern time, on a day the Portfolio is open for business is effected on that day. A redemption request received after that time is effected on the next business day.

Each Portfolio may suspend the right of redemption or postpone the payment date at times when the Exchange is closed, or during certain other periods as permitted under the federal securities laws. Shares of the Portfolios will be held by institutional clients of the Adviser. Each Portfolio reserves the right to redeem shares of any investor at the then-current value of such shares (which will be paid promptly to the investor) if the investor ceases to be a qualified investor, as determined by the Adviser. Affected investors will receive advance notice of any such mandatory redemption.

Under certain circumstances, a Portfolio may determine to pay a redemption request wholly or partly by a distribution in kind of securities from its portfolio, instead of cash.

Other

Purchases and redemption in a Portfolio will be executed at 4:00 p.m., Eastern time. Investments receive the full dividend for a day if an order and Federal funds or bank wire monies are received by AllianceBernstein Investor Services, Inc. ("ABIS") by that time for a Portfolio on that day.

Frequent Purchases and Redemptions of Portfolio Shares

The AllianceBernstein mutual funds' Directors have adopted policies and procedures designed to detect and deter frequent purchases and redemptions of AllianceBernstein mutual fund shares or excessive or short-term trading that may disadvantage long-term fund shareholders. As money market funds that seek to maintain a constant NAV of $1.00 share, the Portfolios are not effective vehicles for short-term-trading activity. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason.

How the Portfolios Value Their Shares

Each of the Portfolios' net asset value, or NAV, which is the price at which shares of the Portfolios are sold and redeemed, is expected to be constant at $1.00 per share, although this price is not guaranteed. The NAV is calculated at 4:00 p.m., Eastern time, on each Portfolio business day (i.e., each weekday exclusive of days the Exchange or banks are closed for business). To calculate NAV, the Portfolios' assets are valued and totaled, liabilities subtracted and the balance, called net assets, is divided by the number of shares outstanding. Each Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

The Portfolios' investment adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international investment adviser managing client accounts with assets as of June 30, 2006 totaling approximately $625 billion (of which approximately $88 billion represented assets of investment companies). As June 30, 2006, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 41 of the nation's FORTUNE 100 companies), for public employee retirement funds in 37 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 45 registered investment companies managed by the Adviser, comprising 126 separate investment portfolios, currently have approximately 4.0 million shareholder accounts.

The Adviser provides investment advisory services and order placement facilities for the Portfolios. The Portfolios do not pay a management fee for the Adviser's investment advisory services.

Legal Proceedings

On April 8, 2002, in In re Enron Corporation Securities Litigation, a consolidated complaint (as subsequently amended, the "Enron Complaint") was filed in the United States District Court for the Southern District of Texas, Houston Division, against numerous defendants, including the Adviser. The principal allegations of the Enron Complaint, as they pertain to the Adviser, are that the Adviser violated Sections 11 and 15 of the Securities Act with respect to a registration statement filed by Enron Corp. ("Enron") and effective with the Commission on July 18, 2001, which was used to sell $1.9 billion Enron Zero Coupon Convertible Notes due 2021. Plaintiffs allege that the registration statement was materially misleading and that Frank Savage, a director of Enron, signed the registration statement at issue. Plaintiffs further allege that the Adviser was a controlling person of Frank Savage, who was at that time an employee of the Adviser and a director of AllianceBernstein Corporation. Plaintiffs therefore assert that the Adviser is itself liable for the allegedly misleading registration statement. Plaintiffs seek rescission or a rescissionary measure of damages. On April 12, 2006, the Adviser moved for summary judgment dismissing the Enron Complaint as the allegations therein pertain to the Adviser. This motion is pending. On July 5, 2006 the court granted plaintiffs' amended motion for class certification.

As has been previously reported in the press, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein mutual funds. The agreement with the Commission is reflected in an Order of the Commission ("Commission Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Commission Order. According to the Commission Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser  agreed to implement  changes to its governance and compliance procedures. Additionally, the Commission Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Funds, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of the advisory fee it receives for managing the Funds. On September 7, 2004, each Fund's advisory agreement was amended to reflect the reduced advisory fee.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P. ("Holding"); AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein mutual funds, certain officers of the Adviser ("Alliance defendants"); and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein mutual funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein mutual fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA") certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Commission Order and the NYAG Order. On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU")
containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount, which we previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding remain pending. Plaintiff seeks an unspecified amount of damages.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Holding. The Summary Order claims that the Adviser and Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint. The court denied the writ and in September 2006 the Supreme
Court of Appeals denied the defendants' petition for appeal. On September 22, 2006, the Adviser and Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (the "Aucoin Complaint") was filed against the Adviser, Holding, AllianceBernstein Corporation, AXA Financial, Inc., AllianceBernstein Investments, Inc., certain current and former directors of the AllianceBernstein mutual funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things,
(i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violations of Sections 34(b), 36(b) and 48(a) of the 1940 Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint"), which asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiff's claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006, the District Court denied plaintiffs' motion for leave to file their amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Funds' shares or other adverse consequences to the Funds. This may require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Funds.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

The Portfolios' net income is calculated and paid daily as dividends to shareholders. The dividends are automatically invested in additional shares in your account. These additional shares are entitled to dividends on following days resulting in compounding growth of income.

Each of the Portfolios intends to qualify for each taxable year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, and, as such, will not be liable for Federal income and excise taxes on the investment company taxable income and net capital gains distributed to its shareholders. Since each Portfolio distributes all of its investment company taxable income and net capital gains, each Portfolio should thereby avoid all Federal income and excise taxes.

The Portfolios expect that their distributions will primarily consist of net income, or, if any, short-term capital gains as opposed to long-term capital gains. For Federal income tax purposes, the Portfolios' dividend distributions of net income (or short-term capital gains) that are not tax-exempt will be taxable to you as ordinary income. Any long-term capital gains distributions may be taxable to you as long-term capital gains. The Portfolios' distributions also may be subject to certain state and local taxes.

Each year shortly after December 31, a Portfolio will send you tax information stating the amount and type of all its distributions for the year. Each Portfolio is required to withhold 28% of taxable dividends, capital gains distributions, if any, and redemptions paid to shareholders who have not provided the Portfolio with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors).

Consult your tax adviser about the Federal, state and local tax consequences in your particular circumstances.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, the Portfolios may suspend redemptions or postpone payment for up to seven days or longer as permitted by federal securities law. The Fund reserves the right to close small accounts.

Transfer Agency Services. ABIS acts as the transfer agent for the Fund. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders.

Portfolio Holdings. The Fund's SAI includes a description of the policies and procedures that apply to disclosure of the Portfolios' portfolio holdings.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Financial highlights information is not available because shares of the Portfolios were not offered prior to the date of this Prospectus.

For more information about the Portfolios, the following documents are available upon request:

o    ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Fund's annual and semi-annual reports to shareholders (when available) will contain additional information on the Portfolios' investments.

o    STATEMENT OF ADDITONAL INFORMATION (SAI)

The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI is incorporated by reference into (and is legally part of) this prospectus.

You may request a free copy of the current annual/semi-annual report (when available) or SAI, or make inquiries concerning the Portfolios by contacting the
Adviser:

By Mail:  c/o AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

By Phone: For Information and Literature:
          (800) 221-5672


Or you may view or obtain these documents from the Commission:

     o Call the Commission at 1-202-551-5850 for information on the operation of the Public Reference Room.

     o    Reports and other  information  about the  Portfolios are available on
          the   EDGAR   Database   on  the   Commission's   Internet   site   at
          http://www.sec.gov.

     o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Wash., DC 20549-0102.

You may find more information about the Adviser on the Internet at: www.AllianceBernstein.com. The Portfolios' shareholder reports and the SAI are not available through the Internet since the Portfolios are only available to institutional clients of the Adviser.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner AllianceBernstein L.P.

File No. 811-6068

     ----------------------------------------------------------------------
     Privacy Notice (This information is not part of the Prospectus.)

     AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, "AllianceBernstein" or "we") understand the importance of maintaining the confidentiality of our clients' nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from sources, including: (1) account documentation, including applications or other forms, which may contain information such as a client's name, address, phone number, social security number, assets, income and other household information, (2) clients' transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information collecting devices known as "cookies".

     It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf under a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (or former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, that comply with applicable standards, to safeguard such nonpublic personal information.
     ----------------------------------------------------------------------



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